SUPPLEMENT TO THE PROSPECTUS

Supplement dated January 27, 2026, to the Prospectus dated April 30, 2025.

MFS® Mid Cap Growth Series

Effective June 10, 2026, the first paragraph in the sub-sections entitled "Principal Investment Strategies" under the main headings entitled "Summary of Key Information" and "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund’s net assets in growth companies with medium market capitalizations.

MFS defines medium market capitalization companies as issuers that (i) have market capitalizations within the capitalization range of the Russell Midcap® Index over the past 12 months based on the current composition of the index and/or are (ii) classified as a medium capitalization company by an independent third party financial data provider. The market capitalization range of companies considered to have medium capitalizations based on the above criteria will change over time depending on market conditions. For illustrative purposes, as of December 31, 2025, the range of the market capitalizations of the issuers in the Russell Midcap® Index was between approximately $1.3 billion and $101.9 billion, and the fund’s average weighted market capitalization as of that date was $36.7 billion.

Growth companies are companies that MFS believes have above average potential with respect to the rate and duration of earnings growth compared to other companies. MFS considers a number of factors when determining a company’s growth potential, including whether (i) the issuer is included in an index that is representative of growth companies; (ii) the issuer is classified as a growth company by an independent third party financial data provider; and/or (iii) the issuer exhibits the characteristics of a growth company, considering metrics such as historical and/or projected growth rates relative to the applicable equity market. Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

Effective June 10, 2026, the following sentence in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information" is deleted in its entirety:

MFS focuses on investing the fund’s assets in the stocks of companies it believes have above average potential with respect to the rate and duration of earnings growth compared to other companies (growth companies).

-- End of Supplement Data --

Effective June 10, 2026, the following paragraph in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is deleted in its entirety:

MFS focuses on investing the fund’s assets in the stocks of companies it believes have above average potential with respect to the rate and duration of earnings growth compared to other companies (growth companies). Growth companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

VMG-SUP-I-012726